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                                                                    EXHIBIT 10.9

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

           This AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of March 16, 1998, is by and among WYLE LABORATORIES, INC., a Delaware corporation (the "Company"), KRUG INTERNATIONAL CORP. ("Krug"), WESINVEST PARTNERS, L.P. ("Wesinvest") and certain senior managers of the Company (each such senior manager, a "Management Stockholder," and collectively, the "Management Stockholders"). Each of the parties hereto (other than the Company) and any other person who shall hereafter become a party to or agree to be bound by the terms of this Agreement is sometimes hereinafter referred to as a "Stockholder" and all of such parties are sometimes hereinafter referred to as the "Stockholders."

                                    RECITALS

           WHEREAS, this Agreement amends and restates the Stockholders Agreement dated December 23, 1994 among Wesinvest and the Management Stockholders, as amended on August 5, 1996, April 1997, September 24, 1997 and November 7, 1997, to, among other things, add Krug as a party, and to reflect additional terms and conditions as set forth herein.

           WHEREAS, the parties hereto deem it in their best interests and in the best interest of the Company to provide for the consistent and uniform management of the Company, to regulate certain of their rights in connection with their interests in the Company and to restrict the sale, assignment, transfer, encumbrance or other disposition of the Company Stock held by the Stockholders, and desire to enter into this Agreement in order to effectuate those purposes and to otherwise establish certain rights among themselves, all as hereinafter provided.

                                    AGREEMENT

           NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  DEFINITIONS;
                         REPRESENTATIONS AND WARRANTIES

           1.1 Terms. As used herein, the terms below shall have the following meanings:

           "Affiliate" shall mean with respect to a Person, any other Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the




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management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

           "Beneficial Owner" shall mean any Person who directly or indirectly through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power, which includes the power to vote, or to direct the voting of, such security; and/or investment power which includes the power to dispose, or to direct the disposition of, such security.

           "Board of Directors" shall mean the Board of Directors of the Company.

           "Common Stock" shall mean, at any time, the then outstanding common stock par value $.01, of the Company, including Special Common Stock.

           "Company Stock" shall mean, at any time, the then outstanding Common Stock and Preferred Stock of the Company.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           "Permitted Transferee" shall mean (i) with respect to each Management Stockholder, any immediate family member, provided that any such family member shall be deemed a "Permitted Transferee" only if the Transfer (as hereinafter defined) in question is effected solely for estate planning purposes or occurs by operation of law, including community property and family laws, and (ii) with respect to Krug and Wesinvest, any Affiliate.

           "Person" shall mean an individual, partnership, association, joint venture, corporation, trust or unincorporated organization, a government or any department, agency or political subdivision thereof or other entity.

           "Preferred Stock" shall mean, at any time, the then outstanding (i) Series A-1 Preferred Stock, (ii) Series B Senior Preferred Stock, (iii) Series C Preferred Stock, and (iv) Series D Preferred Stock of the Company.

           "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities (as defined in Section 5.1(a)) covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

           "Public Event" shall mean a Qualifying IPO or a Public Merger.



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           "Public Merger" shall mean a merger or consolidation of the Company with and into any other corporation or corporations in which the Common Stock is canceled and exchanged in whole or in part for securities belonging to a class of securities registered under the Exchange Act.

           "Qualifying IPO" shall mean the first offering for sale in a firm commitment underwriting pursuant to a prospectus contained in an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement may register shares offered for sale by the Corporation or stockholders exercising registration rights or both, and which results in gross offering proceeds (without deduction for underwriting discount or selling expenses) of at least Twenty-Five Million Dollars ($25,000,000.00).

           "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing with the Commission a Registration Statement in compliance with the Securities Act and this Agreement, and the declaration or ordering of the effectiveness of such Registration Statement.

           "Registration Statement" shall mean any registration statement of the Company which covers any of the Registrable Securities (as defined in Section 5.1(a)) pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits to and all material incorporated by reference in such Registration Statement.

           "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any successor to such Rule that may be promulgated by the Commission.

           "SEC" shall mean the Securities and Exchange Commission.

           "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

           "Shelf Registration" shall have the meaning ascribed to such term in
Section 5.2(f) hereof.

           "Subsidiary" shall mean any corporation, partnership, joint venture or other entity of which any Stockholder owns, directly or indirectly, a majority of the capital stock or is a general partner.

           "Underwritten registration" or "underwritten offering" shall mean a registration in which securities of the Company are sold to an underwriter for reoffering to the public pursuant to a firm underwriting commitment.

           1.2 Representations and Warranties. As of the date hereof, the Company represents and warrants that, except as set forth on Exhibit A hereto, there are no shares of outstanding capital stock of the Company and no rights, options or warrants (whether or not now exercisable) to purchase or


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acquire capital stock of the Company. Each party hereto, other than the Company, as to itself only, represents and warrants that:

                     (a) as of the date hereof, such party will beneficially own the number of shares of Company Stock as set forth on Exhibit A hereto, and, except as provided by the respective certificates of designations of the shares of Preferred Stock, it has no option or right to acquire any additional shares of Company Stock pursuant to any agreement or understanding;

                     (b) such party has full power and authority to execute and deliver this Agreement and the execution and delivery by it of this Agreement has been duly authorized by all necessary action; and

                     (c) this Agreement has been duly and validly executed and delivered by such party and constitutes the binding obligation of such party, enforceable against such party in accordance with its terms.

                                   ARTICLE II

                  BOARD OF DIRECTORS; VOTING OF CAPITAL STOCK;
                              CERTAIN OTHER MATTERS

           2.1 Board of Directors. From the date hereof and through the termination of this Agreement in accordance with its terms, the parties hereto shall take all action within their respective power, including the voting of Company Stock, required to cause the Board of Directors of the Company to consist of seven directors, who shall be designated as follows:

                     (a) Designees of the Management Stockholders. For so long as the Management Stockholders collectively are the Beneficial Owners of 10% or more of the Company Stock, the Management Stockholders (as a group acting collectively as described in Section 2.9 hereof) shall designate and elect, in the aggregate, two directors of the Company (or if the total number of directors of the Company shall be different than seven, two-sevenths of such directors, rounded up to the nearest director).

                     (b) Designees of Krug. For so long as Krug is the Beneficial Owner of 10% or more of the Company Stock, Krug shall designate and elect, in the aggregate, two directors of the Company (or if the total number of directors of the Company shall be different than seven, two-sevenths of such directors, rounded up to the nearest director).

                     (c) Designees of Wesinvest. For so long as Wesinvest is the Beneficial Owner of 10% or more of the Company Stock, Wesinvest shall designate and elect, in the aggregate, two directors of the Company (or if the total number of directors of the Company shall be different than seven, two-sevenths of such directors, rounded up to the nearest director).


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                     (d) Chief Executive Officer.  The person appointed from
time to time by the Board of Directors of the Company to serve as Chief Executive Officer of the Company shall be designated and elected a director for so long as such person continues to serve as Chief Executive Officer.

           2.2 Removal. If a director designated and elected pursuant to Section 2.1 hereof:


                     (a) has been designated by the Management Stockholders and the Management Stockholders request that such director be removed (with or without cause) by written notice thereof to Krug and Wesinvest; or

                     (b) has been designated by Krug and Krug requests that such director be removed (with or without cause) by written notice thereof to the Management Stockholders and Wesinvest;


                     (c) has been designated by Wesinvest and Wesinvest requests that such director be removed (with or without cause) by written notice thereof to the Management Stockholders and Krug; or

                     (d) has been designated and elected in his or her capacity as Chief Executive Officer and the majority of the Board of Directors requests that such director be removed (with or without cause) by written notice to the Management Stockholders, Krug and Wesinvest;

then such director shall be removed, with or without cause, upon the affirmative vote of holders of a majority of the outstanding shares of Company Stock, and each Stockholder hereby agrees to vote all shares of Company Stock owned or held of record by such Stockholder to effect such removal upon such request.

           2.3 Vacancies. In the event that a vacancy is created on the Board of Directors at any time by the death, disability, retirement, resignation, removal (with or without cause) or otherwise, or if for any other reason there shall exist or occur any vacancy on the Board of Directors, each Stockholder hereby agrees to cause the director(s) designated by such Stockholder to vote for that individual designated to fill such vacancy and serve as a director by whichever of the Stockholders that had designated (pursuant to Section 2.1 hereof) the director whose death, disability, retirement, resignation or removal (with or without cause) resulted in such vacancy on the Board of Directors (in the manner set forth in Section 2.1); provided, however, that such other individual so designated may not previously have been a director of the Company who was removed for cause from its Board of Directors.

           2.4       Actions of the Board of Directors.

                     (a) The By-Laws of the Company shall provide that the presence of a majority of the directors (that includes at least one director designated by each of Krug, Wesinvest and the


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Management Stockholders) shall be necessary to constitute a quorum at any meeting of the Board of Directors.

                     (b) The By-Laws of the Company shall also provide that any action of the Board of Directors requires the vote of a majority of the directors present at a meeting with respect to which a quorum is in attendance; provided, however, that an affirmative vote of six of the directors (or, if there shall be a number of directors other than seven, six-sevenths of such number, rounded up to the nearest director) at such a meeting shall be required to approve the following:

                               (i)  the dissolution of the Company;

                               (ii) the creation of another class or series of equity securities of the Company with rights superior or inferior or pari passu, to those of the Preferred Stock or Special Common Stock or, except for the issuance of options to purchase up to 984,370 shares of the Common Stock to officers and/or employees of the Company and Krug, as provided in Section 2.12 hereof, the issuance of any equity securities of the Company, whether Preferred Stock or Common Stock or rights to purchase equity securities of the Company (including any issuance in connection with an acquisition described in Section 2.4(b)(iii));

                               (iii) the acquisition of any business enterprise or partial interest therein (whether or not acquired in a direct acquisition or merger transaction and whether or not in the form of stock, assets or an interest in a joint venture, partnership or limited liability company) or any assets (or group of related assets), outside of the ordinary course of the Company's business, but only if the net value of the consideration paid by the Company (as reasonably determined by the Board of Directors) in connection with such acquisition, and any related series of acquisitions, exceeds 15% of the Company's annual net revenues for the then most recent trailing 12-month period, as reasonably determined by the Company's Chief Financial Officer in conformity with the Company's accounting policies and generally accepted accounting principles consistently applied.

                     (c) The By-Laws of the Company shall further provide that the Board of Directors may only take actions with respect to matters described as proposed subjects for action in the written notice of meeting circulated as provided in the By-Laws; provided, however, that the By-Laws shall also provide that this limitation can be waived by the unanimous vote of the directors in attendance at a meeting of the Board of Directors with respect to which (i) a quorum and (ii) at least one designee of each of the Management Stockholders, Krug and Wesinvest is in attendance.

                     (d) The By-Laws of the Company shall further provide that any transaction between the Company and any of its officers or directors or any party hereto holding at least 10% or more of the Company Stock, must be approved by two-thirds of all disinterested directors.

           2.5 Compensation of Directors. The Board of Directors shall, from time to time,


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establish policies governing the compensation of directors and the reimbursement of such directors for their reasonable out-of-pocket expenses; provided, however, (i) that prior to the Qualifying IPO, no designee of Krug or Wesinvest shall receive compensation for their services as directors, and (ii) that the Company shall reimburse the directors for the reasonable travel expenses they incur in connection with their attendance at meetings and other functions of the Board of Directors.

           2.6 Financial Information for the Board of Directors. Annual budgets applicable to the Company shall be provided to the Board of Directors prior to the beginning of each fiscal year in a form acceptable to the Board of Directors. Monthly financial information shall be provided to the Board of Directors within 30 days of the end of each month. Annual financial statements for each fiscal year will be audited by a nationally recognized accounting firm selected by the Board of Directors and shall be provided to the Board of Directors within 90 days following the end of each such fiscal year.

           2.7       Covenant to Vote.

                     (a) Each Stockholder hereby agrees to take all actions necessary to call, or to cause the Company and the appropriate officers and directors of the Company to call, a special or annual meeting of stockholders of the Company and to vote all shares of voting stock of the Company owned or held of record by such Stockholder at any such annual or special meeting in favor of, or take all action by written consent in lieu of any such meeting, necessary to ensure that the number of directors constituting the entire Board of Directors is consistent with, and that the election as members of the Board of Directors of those individuals so designated is in accordance with, and to otherwise effect the intent of, this Article II. In addition, each Stockholder agrees to vote the shares of such voting stock owned or held of record by such Stockholder, or over which such Stockholder has voting control, upon any other matter arising under this Agreement submitted to a vote of the Stockholders in a manner so as to implement the terms of this Agreement.

                     (b) In the event of a proposed registered public offering of Common Stock by the Company, each Stockholder also agrees, upon the request of the Board of Directors, to vote, at a meeting convened for such purpose, or to take action by written consent in lieu of such meeting, to increase the number of authorized shares of Common Stock and, if recommended by the Board of Directors, to increase the number of issued and outstanding shares of Common Stock, whether by stock split, stock dividend or otherwise.

                     (c) No party hereto shall enter into any agreement with respect to the voting of shares of Company Stock except as provided herein.

           2.8 Other Activities of Krug and Wesinvest; Fiduciary Duties. It is understood and accepted that Krug and Wesinvest and their Affiliates have or may hereafter have interests in other business ventures that are or may be competitive with the activities of the Company and that, to the fullest extent permitted by law, nothing in this Agreement shall limit the current or future business activities of Krug and Wesinvest or any of their Affiliates whether or not such activities are


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competitive with those of the Company or otherwise. Except as expressly provided herein, nothing in this Agreement shall limit in any manner the ability of Krug and Wesinvest to exercise their rights under this Agreement or as a Stockholder of the Company and this Agreement shall not create, or be deemed or interpreted to create, any fiduciary or similar duty of any party owing to any other party or the Company. The foregoing notwithstanding, Krug and Wesinvest covenant that if Krug or Wesinvest, as applicable, or one or more of their Affiliates acquires control of any Person engaged in a business directly competitive with that of the Company's business (as determined immediately after giving effect of the merger of Krug Life Sciences, Inc. and Technology/Scientific Services, Inc. with and into the Company), then Krug and Wesinvest, as applicable, shall not permit an individual who serves as an officer or director of such other Person also to serve as an officer or director of the Company without the approval of a majority in Company Stock interest of the Management Stockholders. Krug and Wesinvest also covenant that if either directly engages in a business directly competitive with that of the Company's business, then Krug and Wesinvest, as the case may be, shall not permit an individual directly involved in the management and activities of such business to serve as a director of the Company and shall not use or permit the use of confidential information of the Company in such business.

           2.9 Action of the Management Stockholders as a Group. Any reference herein to an action of the Management Stockholders as a group or acting collectively shall mean such action approved by the Management Stockholders who are the Beneficial Owners of in excess of 50% of all Company Stock held by all Management Stockholders. Any reference herein to an action of one or more individual Management Stockholders shall refer to the action of such individuals and not to a group action.

           2.10 Insurance. The Company shall use its best efforts to maintain directors' and officers' insurance (covering directors and officers serving from time to time after the date hereof) in the amount of $5,000,000 per occurrence and $20,000,000 in the aggregate.

           2.11 Dividends. Prior to the consummation of the Public Event, the Company shall declare and pay no dividend other than the dividends required to be paid with respect to the Series A-1 Preferred Stock, Series B Senior Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock; provided, that the Company may declare within 30 days of a Public Event or sale or liquidation of the Company's business dividends accruing with respect to Special Common Stock and pay such dividends at the closing of such Public Event, sale or liquidation.

           2.12 Stock Options. Promptly following the date hereof, the Company shall issue options to purchase up to an aggregate of 610,310 shares of Common Stock to the officers and employees listed on Exhibit 2.12 hereto and shall issue an option to Krug promptly to purchase up to 374,060 shares of Common Stock, such options to be evidenced by the option agreements substantially in the form attached hereto as Exhibit 2.12A and 2.12B, respectively.



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                                   ARTICLE III

                           TRANSFERS OF COMPANY STOCK

           3.1 General. No Stockholder shall, directly or indirectly, sell, assign, pledge, encumber, hypothecate, gift, bequest or otherwise transfer, whether for value or no value and whether voluntary or involuntary (including, without limitation, by operation of law or by judgment, levy, attachment, garnishment, bankruptcy or other legal or equitable proceedings, in each case a "Transfer") Company Stock except in accordance with this Agreement. The Company shall not, and shall not permit any transfer agent or registrar for the Company Stock to, Transfer upon the books of the Company any shares of Company Stock by any Stockholder to any Transferee (as hereinafter defined), in any manner, except in accordance with this Agreement, and any purported Transfer not in compliance with this Agreement shall be void.

           3.2 Legends; Shares Subject to this Agreement. In the event a Stockholder shall Transfer any shares of Company Stock (including any such Company Stock acquired after the date hereof) to any Person (all Persons acquiring shares of Company Stock, regardless of the method of transfer, shall be referred to herein collectively as "Transferees" and individually as a "Transferee") in accordance with this Agreement, such securities shall nonetheless bear legends as provided in Section 6.1 hereof, as the case may be; provided, however, that the provisions of this Section shall not apply in respect of a sale of shares included in a registered public offering under the Securities Act or a sale of shares of Company Stock pursuant to Rule 144 under the Securities Act.

           3.3 No Violations or Breach. No Stockholder shall, directly or indirectly, Transfer any shares of Company Stock at any time if such action would constitute a violation of any federal or state securities or blue sky laws or a breach of the conditions to any exemption from registration of shares of Company Stock under any such laws or a breach of any undertaking or agreement of such Stockholder entered into pursuant to such laws or in connection with obtaining an exemption thereunder.

           3.4 Permitted Transfers of Company Stock. No Stockholder shall, directly or indirectly, Transfer any shares of Company Stock except pursuant to an exercise following compliance with the rights of first refusal set forth in
Article IV hereof, either to the designated Transferee or pursuant to an exercise of such rights pursuant to a registered public offering under Section
5.1 or 5.2 of this Agreement, provided that a Stockholder may transfer shares of Company Stock to a Permitted Transferee (as defined in Section 1.1 hereof).

           In the event of any such Transfer (including a transfer to a Permitted Transferee but excluding transfers pursuant to a registered public offering), the Company shall cause the Transferee to execute a copy of this Agreement and the Transferee shall be subject to this Agreement and may further Transfer shares of Company Stock to Transferees only in compliance with this Agreement as if such Transferee was the original transferor. A Transferee of a Stockholder shall be treated for purposes of this Agreement as if such Transferee is the same category of Person (Management


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Stockholders, Krug or Wesinvest) as is the transferor and shall in all respects be bound by the decisions taken pursuant to Section 6.10. Such Transferee shall be required to provide the Company with an acceptable waiver or limitation of its rights under this Agreement, execute a valid and irrevocable proxy in favor of the Transferor satisfactory to the Company and agree to such other waivers, limitations and restrictions as the Company may reasonably require, including, in the case of a Permitted Transferee of a Management Stockholder, including any spouse or former spouse of a Management Stockholder, a waiver of voting rights prior to a Public Event.

           3.5 Documentation Required. Prior to any proposed Transfer of Company Stock as permitted by this Agreement, if such Transfer is not made pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act, the Stockholder making the Transfer must provide the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that such securities may be sold without registration under the Securities Act.

           3.6 No Agreements. Except as set forth in Section 3.4, no Stockholder shall grant any irrevocable proxy or any other proxy inconsistent with this Agreement or enter into or agree to be bound by any voting trust with respect to any shares of Company Stock nor shall any Stockholder enter into any stockholder agreements or arrangements of any kind with any person with respect to any shares of Company Stock (whether or not such agreements and arrangements are with other Stockholders or holders of Company Stock who are not parties to this Agreement), including agreements or arrangements with respect to the acquisition, disposition or voting (if applicable) of any shares of Company Stock, except this Agreement, nor shall any Stockholder act, for any reason, as a member of a group or in concert with any other persons in connection with the acquisition, disposition or voting (if applicable) of any shares of Company Stock, except to the extent consistent with this Agreement.


           3.7       Endorsement of Certificates.

                     (a) Upon the execution of this Agreement, the certificates representing shares of Company Stock shall be endorsed as provided herein.

                     (b) All certificates representing shares of Company Stock hereafter issued to or acquired by any of the Stockholders or their successors shall bear the legends set forth. The obligations of each party hereto shall be binding upon each Transferee to whom shares of the applicable Stock are Transferred by any party hereto except for Transfers pursuant to a registered public offering. Prior to the consummation of any Transfer except for Transfers pursuant to such a registered public offering, such party shall cause the Transferee to execute an agreement in form and substance reasonably satisfactory to the other parties hereto, providing that such Transferee shall fully comply with the terms of this Agreement.


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                                   ARTICLE IV

                             RIGHTS OF FIRST REFUSAL

           4.1       Transfer of Company Stock by Management Stockholders.

                     (a) Notice of Intention. If at any time any of the Management Stockholders shall desire to Transfer any shares of Company Stock beneficially owned by it (other than pursuant to a registered public offering), and if such proposed Transfer is otherwise permitted by Article III, then any such Selling Stockholder shall deliver written notice of its desire to Transfer (a "Notice of Intention"), accompanied by a copy of the proposal relating to such Transfer (the "Sale Proposal"), to (i) each of the other Management Stockholders, (ii) Krug, (iii) Wesinvest, and (iv) the Company, setting forth such Selling Stockholder's desire to make such Transfer, the number of shares of Company Stock to be Transferred (the "Offered Shares") and the price at which such Selling Stockholder proposes to Transfer the Offered Shares (the "Offer Price").

                     (b) Notice of Exercise. Upon receipt of the Notice of Intention, the other Management Stockholders, Krug, Wesinvest and the Company (each, an "Offeree"), in the priority specified below, shall have the right to purchase at the Offer Price all, but not less than all, of the Offered Shares available to be purchased under such priority, exercisable by the delivery of notice to the Selling Stockholder (the "Notice of Exercise"), within 30 calendar days from the date of receipt of the Notice of Intention. The right of the Offerees pursuant to this Section 4.2 shall terminate if not exercised within 30 calendar days after receipt by the Company of the Notice of Intention. The Notice of Intention shall constitute an offer to each of the other Management Stockholders, Krug, Wesinvest and the Company to acquire the Offered Shares in the following priority: (i) the other Management Stockholders shall be given the first right to elect to acquire, individually, the Offered Shares, in such individual proportions equal to the ratio of the number of shares of Company Stock that each such Management Stockholder then owns to the number of shares of Company Stock owned by the other non-selling Management Stockholders; (ii) to the extent that each of the Management Stockholders does not elect to acquire the Offered Shares, the Management Stockholders may acquire the Offered Shares in a manner determined by them; (iii) to the extent that the Management Stockholders, collectively, do not elect to acquire all of the Offered Shares, Krug and Wesinvest may acquire the Offered Shares based on their respective ownership of Company Stock; (iv) if Krug does not elect to acquire the Offered Shares, Wesinvest may acquire the Offered Shares; (v) if Wesinvest does not elect to acquire the Offered Shares, Krug may acquire the Offered Shares; and
(vi) if Krug and Wesinvest do not elect to acquire the Offered Shares, the Company may elect to acquire the Offered Shares.

           4.2       Transfer of Company Stock by Krug.

                     (a) Notice of Intention. If at any time Krug shall desire to Transfer any shares of Company Stock owned by it (other than pursuant to a registered public offering) and if such proposed Transfer is otherwise permitted by Article III, then Krug shall deliver written notice of its


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desire to Transfer (a "Notice of Intention"), accompanied by a copy of the proposal relating to such Transfer (the "Sale Proposal"), to (i) each of the Management Stockholders, (ii) Wesinvest, and (iii) the Company, setting forth Krug's desire to make such Transfer, the number of shares of Company Stock to be Transferred (the "Offered Shares") and the price at which Krug proposes to Transfer the Offered Shares (the "Offer Price").

                     (b) Notice of Exercise. Upon receipt of the Notice of Intention, the other Management Stockholders, Wesinvest and the Company (each, an "Offeree"), in the priority specified below, shall have the right to purchase at the Offer Price all, but not less than all, of the Offered Shares available to be purchased under such priority, exercisable by the delivery of notice to Krug (the "Notice of Exercise"), within 30 calendar days from the date of receipt of the Notice of Intention. The right of the Offerees pursuant to this
Section 4.2 shall terminate if not exercised within 30 calendar days after receipt by the Company of the Notice of Intention. The Notice of Intention shall constitute an offer to each of the Management Stockholders, Wesinvest and the Company to acquire the Offered Shares in the following priority: (i) Wesinvest may acquire the Offered Shares to the extent that the number of such Offered Shares plus the number of Offered Shares previously purchased by Wesinvest pursuant to this Section 4.2(b)(i) does not exceed five-hundred thousand (500,000) shares of Company Stock in the aggregate (as adjusted for all stock splits, stock dividends, consolidations, recapitalizations and reorganizations);
(ii) each Management Stockholder and Wesinvest may acquire the Offered Shares pro rata based on their respective ownership of Company Stock; (iii) to the extent that each Management Stockholder does not elect to acquire the Offered Shares, the Management Stockholders, collectively, and Wesinvest may acquire the Offered Shares pro rata based on their respective ownership of Company Stock;
(iv) if Wesinvest does not elect to acquire the Offered Shares, Management Stockholders, collectively, may acquire the Offered Shares; (v) to the extent that the Management Stockholders, collectively, do not elect to acquire the Offered Shares, Wesinvest may acquire the Offered Shares; and (vi) to the extent that the Management Stockholders, collectively, and Wesinvest do not elect to acquire the Offered Shares, the Company may elect to acquire the Offered Shares.


           4.3       Transfer of Company Stock by Wesinvest.

                     (a) Notice of Intention. If at any time Wesinvest shall desire to Transfer any shares of Company Stock owned by it (other than pursuant to a registered public offering), and if such proposed Transfer is otherwise permitted by Article III, then Wesinvest shall deliver written notice of its desire to Transfer (a "Notice of Intention"), accompanied by a copy of the proposal relating to such Transfer (the "Sale Proposal"), to (i) each of the Management Stockholders, (ii) Krug, and (iii) the Company, setting forth Wesinvest' desire to make such Transfer, the number of shares of Company Stock to be Transferred (the "Offered Shares") and the price at which Wesinvest proposes to Transfer the Offered Shares (the "Offer Price").

                     (b) Notice of Exercise. Upon receipt of the Notice of Intention, the other Management Stockholders, Krug and the Company (each, an "Offeree"), in the priority specified below, shall have the right to purchase at the Offer Price all, but not less than all, of the Offered


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



Shares available to be purchased under such priority, exercisable by the delivery of notice to Wesinvest (the "Notice of Exercise"), within 30 calendar days from the date of receipt of the Notice of Intention. The right of the Offerees pursuant to this Section 4.3 shall terminate if not exercised within 30 calendar days after receipt by the Company of the Notice of Intention. The Notice of Intention shall constitute an offer to each of the Management Stockholders, Krug and the Company to acquire the Offered Shares in the following priority: (i) Krug may acquire the Offered Shares to the extent that the number of such Offered Shares plus the number of Offered Shares previously purchased by Krug pursuant to this Section 4.2(b)(i) does not exceed five-hundred thousand (500,000) shares of Company Stock in the aggregate (as adjusted for all stock splits, stock dividends, consolidations, recapitalizations and reorganizations); (ii) each Management Stockholder and Krug may acquire the Offered Shares based on their respective ownership of Company Stock; (iii) to the extent that each Management Stockholder does not elect to acquire the Offered Shares, Krug and Management Stockholders, collectively, may acquire the Offered Shares pro rata based on their respective ownership of Company Stock; (iv) if Krug does not elect to acquire the Offered Shares, Management Stockholders, collectively, may acquire the Offered Shares;
(v) to the extent that the Management Stockholders, collectively, do not elect to acquire the Offered Shares, Krug may acquire the Offered Shares; and (vi) to the extent that the Management Stockholder, collectively, and Krug do not elect to acquire the Offered Shares, the Company may elect to acquire the Offered Shares.

           4.4 Non-Cash Consideration. If the Offer Price, or a portion of the Offer Price, involves consideration other than cash, the Offeree shall have the right to purchase the Offered Shares for a cash amount equal to the sum of the portion of such consideration which is cash plus the Cash Value of the non-cash consideration. For purposes of this Section 4.2, Cash Value shall mean, in the case of securities which are quoted on NASDAQ or any securities exchange, an amount equal to the average of the high bid low sales price reported on such exchange for such securities on the date of the Notice of Intention and, in the case of securities or other property for which there is no such readily available market price, an amount equal to the fair market value of such securities or property as determined in good faith by the Board of Directors.

           4.5 Obligation to Sell. In the event that any of the Stockholders or the Company exercise their rights to purchase the Offered Shares in accordance with Section 4.1, 4.2 or 4.3, as the case may be, then the selling Stockholder must sell the Offered Shares to such party or parties after not less than 30 and not more than 90 calendar days from the date of the delivery of the Notice of Exercise.

           4.6 Closing. At the closing of the purchase of the Offered Shares, the selling Stockholder shall deliver certificates evidencing the Offered Shares, duly endorsed, or accompanied by written instruments of transfer in form reasonably satisfactory to the purchaser(s) that delivered a Notice of Exercise, duly executed by the selling Stockholder, free and clear of any adverse claims, against payment of the purchase price therefor in cash. The closing date shall be a date which is not less than 30 nor more than 90 calendar days after the date of the related Notice of Exercise.

           4.7 Transfer of Offered Shares to Third Parties. If (a) all notices required to be given pursuant to Section 4.1, 4.2 or 4.3, as applicable, have been duly given and (b) the Management Stockholders, Wesinvest, Krug and/or the Company, as the case may be, has exercised their respective options to purchase all of the Offered Shares at the Offer Price, then the selling Stockholder shall have the right, for a period of 90 calendar days from the earlier of (i) the expiration of the last applicable option period pursuant to Section 4.1, 4.2 or 4.3, as the case may be, with respect to such Sale Proposal, or (ii) the date on which the Selling Stockholder receives notice from the Management Stockholders, Krug, Wesinvest and the Company, as the case may be, that they will not exercise the options granted pursuant to Section 4.1, to sell to a third party the Offered Shares on terms and conditions no more favorable to such third party than those set forth in the related Sale Proposal and otherwise in full compliance with any other applicable provisions of this Agreement.

                                    ARTICLE V

                               REGISTRATION RIGHTS

           5.1       Piggyback Registrations.

                     (a) Participation. Subject to Section 5.1(b) hereof, if at any time the Company files a Registration Statement under the Securities Act with respect to any offering of Common Stock by the Company for its own account or for the account of any of its equity holders (other than (i) a registration on Form S-4 or S-8 or any successor form to such Forms, (ii) in connection with mergers, acquisitions, exchange offers or comparable transactions, or (iii) any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) then, as soon as practicable (but in no event less than 20 days prior to the proposed date of filing of such registration statement), the Company shall give written notice of such proposed filing to each Beneficial Owner of Common Stock (the "Registrable Securities"), and such notice shall offer the Beneficial Owners of Registrable Securities the opportunity to register such number of Registrable Securities as each such Beneficial Owner may request (a "Piggyback Registration"). Subject to Section 5.1(b), the Company shall include in such registration statement all Registrable Securities requested within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Beneficial Owner) to be included in the registration for such offering pursuant to a Piggyback Registration; provided, however, that if, at any time after giving written notice of its intention to register any such Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Beneficial Owner of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. If the offering pursuant to such Registration Statement is to be underwritten, then each Beneficial Owner making a request for a Piggyback Registration pursuant to this Section 5.1(a) must participate in (or may withdraw from) such underwritten offering and shall not be permitted to make any other offering in connection with such registration. If the offering pursuant to such Registration Statement is to be on any other basis, then each Beneficial Owner making a request for a Piggyback Registration pursuant to this
Section 5.1(a) must participate in (or may withdraw from) such offering on such basis and shall not be permitted to make an underwritten offering in connection with such registration. Each Beneficial Owner of Registrable Securities shall be permitted to withdraw all or part of such Beneficial Owner's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof, unless such Beneficial Owner has agreed with the Company or the managing underwriter or underwriters to limit such withdrawal right.

                     (b) Underwriter's Cutback. The Company shall attempt to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration for such offering under Section 5.1(a) or pursuant to other piggyback registration rights granted by the Company, if any (the "Piggyback Securities"), to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed underwritten offering informs the Company that, in its opinion, the total amount or kind of securities, including Piggyback Securities, which such Beneficial Owners and any other persons or entities intend to include in such offering would be reasonably likely to adversely affect the price or distribution of the securities offered in such offering or the timing thereof, then the securities to be included in such registration shall be (i) first, 90% of the securities that the Company proposes to sell, and (ii) second, the number of securities that, in the opinion of such underwriter or underwriters, can be sold without an adverse effect on the price, timing or distribution of the securities to be included (but not less than 10% of the securities the Company proposes to sell), selected pro rata among the Beneficial Owners which have requested pursuant to Section 5.l(a) to be included in such Piggyback Registration, based on the amount of Common Stock that such Beneficial Owners originally sought to register (provided that Beneficial Owners of Common Stock resulting from conversion of Series A-1 Preferred Stock or Series C Preferred Stock shall have priority over other holders or Beneficial Owners of Common Stock).

           5.2       Demand Registration Rights.

                     (a) Upon the delivery to the Company by Krug or Wesinvest of a written request for registration of all or any part of such Stockholder's Registrable Securities, the Company shall, provided that the requesting Stockholder at the time of making such request is the Beneficial Owner of at least 10% or more of the Company Stock, and subject to the provisions hereof, use its best efforts to effect, as expeditiously as practicable, the Registration of the Registrable Securities specified in such registration request in accordance with the intended method of disposition stated therein. Such Stockholder or Stockholders shall send a copy of the Registration Request to each other Beneficial Owner concurrently with the giving of such notice to the Company. The Company shall prepare and file with the Commission a Registration Statement, on any form that the Company is eligible to use, such form to be selected by the Company, which form must be reasonably acceptable to the Stockholder or Stockholders requesting Registration, in order to permit the public offering of the Registrable Securities being offered in accordance with the intended method of disposition upon the effective date of the Registration Statement relating to such Registrable Securities; provided, however, the Company is not required to proceed with the Registration Request if in the opinion of a recognized investment bank such Registration would not result in a Qualifying IPO and a Qualifying IPO has not already occurred; provided, however, if Krug or Wesinvest, as the case may be, seeks to include all of its Registrable Securities in such Registration and such Registration would not result (in the opinion of such investment bank) in a Qualifying IPO, then the Company shall use its best efforts to include in such Registration Statement shares of Common Stock for sale by the Company in such number necessary to cause the Registration to result in a Qualifying IPO. Except as provided in Section 5.2(b), the Company must include in such Registration Statement any other shares of Registrable Securities that a Beneficial Owner possessing demand registration rights requests to be included in such Registration. The Company may elect to include in such Registration: (i) any other shares of Common Stock that the Company has been requested to register by the Beneficial Owners thereof, and (ii) all shares of Company Stock that the Company may elect to register for its own account, subject in either case to Section 5.2(b) hereof.

                     (b) If a requested Registration pursuant to this Section
5.2 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Beneficial Owner) that in the good faith exercise of its reasonable business judgment, the number of shares of Company Stock requested to be included in such Registration exceeds the number that can be sold in such offering without materially and adversely affecting the successful marketing of the Registrable Securities of the requesting Stockholder or Stockholders or the trading market in Company Stock, the Company will include in such Registration the number of shares that the Company is so advised can be sold in such offering without such material adverse effect in the following priority: (i) first, Registrable Securities requested to be included in such Registration by each Beneficial Owner possessing demand registration rights (and if such number exceeds the number advised by such underwriter, the number requested by each such Beneficial Owner shall be proportionately reduced based on the ratio of the number each requested over the total requested by such Beneficial Owners); (ii) second, Registrable Securities of other Beneficial Owners included in the Registration; and (iii) third, other Company Stock proposed to be included in such Registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

                     (c) Registration rights under this Section 5.2 shall only be available to Krug and
Wesinvest for a Registration Statement that becomes effective subsequent to the expiration of six (6) months from and after the date of the Qualifying IPO. No Registration Request pursuant to this Section 5.2 hereof may be submitted to the Company any earlier than forty-five (45) days prior to the expiration of six months (6) from and after the date of the Qualifying IPO. Except as provided in
Section 5.10 hereof, no Registration Request pursuant to this Section 5.2 may be submitted to the Company by a Stockholder who at the time of making such request is not the Beneficial Owner of at least 10% or more of the Company's outstanding Company Stock.

                     (d) Krug and Wesinvest shall each be entitled to demand one Registration pursuant to this Section 5.2 during any 24-month period. A registration of Registrable Securities will not count as a demand Registration pursuant to this Section 5.2 until it has become effective under the Securities Act; provided, however, that if after the Registration Statement has become effective, the offering of Registrable Securities pursuant to such Registration is interfered with by a stop order, injunction or other requirement of the SEC or other governmental agency or court not resulting from the acts or omissions of any Stockholder or Stockholders whose securities are so Registered and no Registrable Securities are actually sold thereunder, such registration will be deemed not to have become effective and shall not count as a demand Registration pursuant to this Section 5.2; provided, further, that a registration that does not become effective after the Company has substantially prepared and has filed or is in a position to file a Registration Statement with respect thereto solely by reason of the refusal to proceed by the Stockholder or Stockholders requesting Registration (other than any refusal to proceed based upon (i) the advice of its counsel that the Registration Statement, or the prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, which untrue statement or omission is not related to information provided pursuant to Section 5.4 hereof, or (ii) the failure or inability of the Company to meet the conditions to closing specified in any underwriting agreement to which the Company and/or a Beneficial Owner is a party and that was entered into in connection with such registration).

                     (e) The Company shall use its best efforts to keep any Registration Statement filed pursuant to this Section 5.2 effective for the period of distribution contemplated by such Registration Statement, which in no event need be later than (i) in the case of a Registration other then a Shelf Registration, the earlier to occur of (x) the date on which the Registrable Securities offered under such Registration Statement are sold or the offer thereof is discontinued by the Stockholder or Stockholders requesting Registration thereunder, or (y) 180 days after the effective date of such Registration Statement and (ii) in the case of a Shelf Registration, the earlier to occur of (x) the date on which the Registrable Securities offered under such Shelf Registration are sold, or (y) two years after the effective date of such Shelf Registration.

                     (f) The Company, at its election, may cause one or more Registration Statements under Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any successor Rule that may be promulgated by the Commission (each a "Shelf Registration") to be filed covering the disposition by the Stockholder or Stockholders of their Registrable Securities.

                     (g) Notwithstanding the foregoing obligations of the Company to use its best efforts to cause the Registrable Securities to be Registered under the Securities Act, if the Company shall furnish to the Stockholder or Stockholders requesting Registration a certificate signed by an officer of the Company stating that in the good faith judgment of the Company's Board of Directors it would be materially detrimental to the Company or its stockholders for such a Registration

Statement to be filed as expeditiously as possible and that it is therefore necessary to postpone the filing of such Registration Statement and, to the extent practicable, containing a statement of the reasons for such deferral and an estimate of the anticipated delay, the Company shall have the right, subject to the provisions of this Section 5.2(g), to postpone such filing for such period as may be necessary so as not to interfere with corporate transactions of the Company or other compelling business reasons. Any such certificate must be furnished within five days after a Registration Request is given or, if later, as soon as reasonably possible after the determination forming the basis for such certificate is made by the Company. If as a result of any such postponement, the Company does not for a period of 180 days after the postponement effect a Registration of the Registrable Securities desired by a Stockholder or Stockholders to be Registered pursuant to this Section 5.2, the Company will use its best efforts promptly to effect such Registration. The Company may not postpone a Registration in this manner more than once in any 12-month period. If the Company shall postpone the filing of a Registration Statement pursuant to the foregoing for 45 days after the delivery of the above-referenced certificate, the Stockholder requesting registration shall have the right to withdraw the Registration Request by giving written notice to the Company within fifteen days after such 45-day period and, in the event of such withdrawal, such Registration Request shall not be counted for purposes of the requests for Registration to which the Stockholders are entitled pursuant to
Section 5.2.

                     (h) If a requested Registration pursuant to this Section
5.2 involves an underwritten offering, the Stockholder or Stockholders requesting Registration shall have the right to select the investment banker and manager or co-managers that will administer the offering (after consulting with the Company as to such selection and upon the written consent of the Company, which consent shall not be withheld unreasonably). The Company will promptly enter into an underwriting agreement reasonably acceptable to the Company and such Stockholder or Stockholders with such underwriters for such offering, such agreement to contain such terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in
Section 5.8 hereof. Each Stockholder requesting Registration shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Stockholder or Stockholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to any obligations of such Stockholder or Stockholders; provided, however, that such Stockholder or Stockholders shall be required to agree to indemnify the Company and its officers and directors to the same extent as provided in Section 5.8 hereof.

           5.3 Hold-Back Agreements. Each Beneficial Owner of Registrable Securities (whether or not such Registrable Securities are covered by a Registration Statement filed pursuant to Section 5.1 or 5.2 hereof) agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, in the applicable registration statement, including a sale pursuant to Rule 144 under the Securities

Act (except as part of such registration), during the 14-day period prior to, and during the Holdback Period (as defined below), to the extent timely notified by the Company or the managing underwriters. For the purpose of this Section 5.3, the "Holdback Period" shall mean, (a) in the case of a Beneficial Owner of Registrable Securities covered by a Registration Statement filed pursuant to
Section 5.1 or 5.2, the 180-day period beginning on the effective date of such Registration Statement or the commencement of the public distribution of securities, and (b) in the case of a Beneficial Owner of Registrable Securities which are not covered by such a Registration Statement, the 90-day period beginning on the effective date of the applicable registration statement or the commencement of the public distribution of securities (or, with respect to a Piggyback Registration, such longer period of up to 180 days as may be required by the underwriter for such offering); provided, however, that in the case of the Qualifying IPO, the Holdback Period with respect to all Beneficial Owners of Registrable Securities (whether or not such Registrable Securities are covered by the applicable registration statement) shall mean the 180-day period beginning on the effective date of such registration statement or the commencement of the public distribution of securities.

           5.4 Registration Procedures. In connection with the Company's registration obligations pursuant to Section 5.1 and 5.2 hereof, the Company will use its reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

                     (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective, and, upon the request of the Stockholders holding a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or until all of the securities registered thereunder are sold, whichever occurs sooner;

                     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

                     (c) furnish to the Stockholders such numbers of copies of a prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                     (d) use its reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Stockholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, and each Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

                     (f) notify each Stockholder holding Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Stockholder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each Stockholder holding Registrable Securities agrees to furnish such information to the Company in a timely manner and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

           5.5       Underwritten Offerings.

                     (a) Incidental Underwritten Offering. If the Company proposes to register securities under the Securities Act as contemplated by
Section 5.1 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Beneficial Owner of Registrable Securities pursuant to Section 5.1 and subject to the provisions of
Section 5.1(b), attempt to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Beneficial Owner among the securities of the Company to be distributed by such underwriters. The Beneficial Owners of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters.

                     (b) Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

           5.6 Preparation; Reasonable Investigation. In connection with the preparation and filing of each Registration Statement, the Company will give the Beneficial Owners of Registrable Securities registered under such Registration Statement, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records (to the extent customarily given to underwriters of the Company's securities) and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Beneficial Owners' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that any books, records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure thereof is required by law.

           5.7 Registration Expenses. The Company shall bear and pay all expenses reasonably incurred in connection with any registration, filing or qualification of Registrable Securities whether pursuant to the Selling Stockholder's right to require such registration in accordance with this Article V or otherwise, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and fees and disbursements of one counsel for the Selling Stockholders selected by them (which the Company may request be the Company's counsel if such counsel is reasonably acceptable to such selling Stockholders), but excluding underwriting discounts and commissions and stock transfer taxes relating to Registrable Securities.

           5.8       Indemnification.

                     (a) Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Stockholder, any underwriter (as defined in the Securities Act) and each person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities joint or several) to which they may become subject under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the Exchange Act or any state securities law; and the Company will pay to each such Stockholder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by one law firm retained by them, plus appropriate local counsel (or such additional law firms retained by a Stockholder or Stockholders if such Stockholder or Stockholders reasonably believe there exists a conflict of interest among them), in connection with investigating or defending any such loss, claim, damage, lability, or action; provided, however, that the indemnity agreement contained in this Section 5.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, lability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Stockholder, underwriter or controlling person.

                     (b) Indemnification by the Selling Stockholder. To the extent permitted by law, each Selling Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Stockholder selling securities in such Registration Statement and any controlling person of any such underwriter or other Stockholder, against any losses, claims, damages, or liabilities joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder expressly for use in connection with such registration; and each such Stockholder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying Stockholder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 5.8(b) exceed the net proceeds from the offering received by such Stockholder.

                     (c) Procedures. Promptly after receipt by an indemnified party under this Section 5.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel (plus appropriate local counsel), with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial in any material respect to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 5.8.

                     (d) Survival. The obligations of the Company and Stockholders under this Section 5.8 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

           5.9 Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a Registration Statement pursuant to the duplicative requirements of the Securities Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Beneficial Owner of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Beneficial Owner to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Beneficial Owner of Registrable Securities, the Company will deliver to such Beneficial Owner a written statement as to whether it has complied with such requirements. The foregoing notwithstanding, the provisions of this Section 5.9 shall not limit in any respect the restrictions on Transfer contained in Article III hereof.

           5.10 Timing of Conversions. Only shares of Common Stock may be registered under Article V hereof. Demand registration permitted by Section 5.2 hereof may be made in connection with notice of conversion of a series of convertible Preferred Stock, which conversion shall be effective as of the effective date of the Registration Statement registering the Common Stock into which such Preferred Stock converts.

                                   ARTICLE VI

                                  MISCELLANEOUS

           6.1 Endorsement of Stock Certificates. All certificates evidencing shares of the Company Stock shall bear substantially the following legends:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND THE RULES AND REGULATIONS THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

           In addition, each certificate evidencing shares of the Company Stock will bear a legend reading substantially as follows until the transfer restrictions with respect to such shares contained in this Agreement are no longer effective:

                     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF MARCH ___, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT COMPLYING WITH THE TERMS AND CONDITIONS OF SUCH AGREEMENT."

           6.2       Term.

                     (a) Unless earlier terminated as expressly provided herein, this Agreement shall terminate ten years from the date of this Agreement.

                     (b) The provisions of Article V shall terminate upon the first to occur of ten years from the date of this Agreement or the date upon which all of the Registrable Securities have ceased to be such pursuant to Sections 5.1 or 5.2 hereof or the closing of a Public Merger.

                     (c) Notwithstanding the foregoing, this Agreement shall in any event terminate with respect to any Stockholder when such Stockholder no longer owns any shares of the Company Stock (except if such shares are transferred in violation of this Agreement).

           6.3 Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

           6.4 Notices. Any and all notices, designations, consents, offers, acceptances, or other communications provided for herein (each a "Notice") shall be given in writing personally by hand-delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as the Company or any Stockholder may specify for itself to the Company and all other Stockholders by Notice):

           The Company:             Wyle Laboratories, Inc.
                                    128 Maryland Street
                                    El Segundo, California 90245
                                    Fax: (310) 640-6826

           With copies to:          Sanders, Barnet, Goldman, Simons & Mosk,
                                    A Professional Corporation
                                    1901 Avenue of the Stars; Suite 850
                                    Los Angeles, California 90067-6078
                                    Attention: Michael Sanders, Esq.
                                    Fax: (310) 553-2435

           Krug:                    Krug International Corp.
                                    4620 Sedgwick Street, NW
                                    Washington, DC 20016
                                    Attention: Chief Executive Officer
                                    Fax: (202) 537-5903

           With copies to:          Smith, Gambrell & Russell, LLP
                                    1230 Peachtree Street, NE; Suite 3100
                                    Atlanta, Georgia 30326-1010
                                    Attention: Howard E. Turner, Esq.
                                    Fax: (404) 685-6894

           Wesinvest:               William E. Simon & Sons, Inc.
                                    10990 Wilshire Boulevard; 56th Floor
                                    Los Angeles, California 90067-6078
                                    Attention: Michael Lenard
                                    Fax:

           With copies to:          Latham & Watkins
                                    633 West 5th Street; Suite 4000
                                    Los Angeles, California 90071
                                    Attention: Jeffrey L. Kateman
                                    Fax:

           Each Stockholder:        To such address or telecopy number of such
                                    Stockholder as is reflected on the stock transfer records of the Company at the time in question.

All Notices shall be deemed effective, delivered and received (a) at the time delivered by hand, if personally delivered; (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such Notice is delivered at the address specified above.

Whenever pursuant to this Agreement any Notice is required to be given by any Stockholder to any other Stockholder or Stockholders, such Stockholder may request from the Company a list of addresses of all Stockholders of the Company, which list shall be promptly furnished to such Stockholder.

           6.5 Assignment. Except as set forth herein, neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto except in connection with the sale of Company Stock by such party in accordance with the terms of Article IV hereof, unless such assignment receives the approval of 90% of the Company Stock. Subject to the foregoing (and to the provisions of Section 6.10 hereof), this Agreement shall inure to the benefit of and be binding upon the parties, and permitted successors and assigns of each of the parties. If any Stockholder shall acquire any shares of Company Stock in any manner, whether by operation of law or otherwise, such Company Stock shall be held subject to all of the terms of this Agreement.

           6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

           6.7 Headings. The headings in this Agreement are inserted herein for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           6.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

           6.9 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter contained herein, and supersede all prior agreements, negotiations and understandings, whether written or oral, with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings relating to such subject matter other than those set forth in this Agreement.

           6.10 Amendments and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Beneficial Owners of 80% of the amount of Company Stock then held in the aggregate by the Stockholders (provided, Article II hereof may not be amended or modified or impaired without the written approval of Management Stockholders, acting collectively, Krug and Wesinvest). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Beneficial Owner of any Company Stock then outstanding, each future Beneficial Owner of all such Company Stock, and the Company. In the event of the amendment or modification of this Agreement in accordance with its terms, the Stockholders shall cause the Board of Directors to meet within 30 calendar days following such amendment or modification or as soon thereafter as is practicable for the purpose of adopting any amendment to the Certificate of Incorporation and By-Laws of the Company that may be required as a result of such amendment or modification to this Agreement, and, if required, proposing such amendments to the Stockholders entitled to vote thereon. No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. No failure to exercise and no delay in exercising any right, power or privilege of a party hereunder shall operate as a waiver or a consent to the modification of the terms hereof unless given by that party in writing. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach.

           6.11 Inspection. So long as this Agreement shall be in effect, this Agreement shall be made available for inspection by any Stockholder of the Company at the principal offices of the Company.

           6.12 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same Agreement.

           6.13 Not for Benefit of Third Parties. This Agreement is not made for the benefit of any third party.

           6.14 Recapitalizations, Exchanges. Etc., Affecting Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to shares of the Company Stock, to any and all shares of capital stock of the Company or any successor or assigns of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, or in substitution for, shares of the Company Stock, and shall be approximately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

           6.15      Service of Process; Consent to Jurisdiction.

                     (a) Service of Process. Each party hereto irrevocably consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party's address set forth herein, or by any other method provided or permitted under Delaware law.

                     (b) Consent and Jurisdiction. Each party hereto irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in a United States District Court in the State of Delaware or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Delaware; (ii) consents to the jurisdiction or any such court in any such suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

           6.16 Confidentiality. The parties hereto shall, and shall cause their respective officers, directors, employees, and agents and their respective Affiliates and their respective officers, directors, employees and agents to, hold confidential and not use in any manner detrimental to the Company all information they may have or obtain pursuant to their rights under this Agreement concerning the Company and their respective assets, business, operations, or prospects; provided, however, that the foregoing shall not apply to (a) information that is or becomes generally available to the public other than as a result of the improper disclosure by a party or any of its Affiliates or such party's or Affiliates' employees, agents, accountants, legal counsel, or other representatives, (b) information that is or becomes available to a party or any of its employees, agents, accountants, legal counsel, or other representatives on a nonconfidential basis prior to its disclosure by the Company or its employees, agents, accountants, legal counsel, or other representatives, and (c) information that is required to be disclosed by a party or any of its Affiliates or such party's or Affiliates' employees, agents, accountants, legal counsel, or other representatives as a result of any applicable law, rule, or regulation of any governmental authority or stock exchange.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers or partners thereunto duly authorized, as of the day and year first above written.

                               WYLE LABORATORIES, INC.


                               By:       /s/ F. Stephen Wyle
                                  ----------------------------------------
                               Its:       Chairman of the Board


                               KRUG INTERNATIONAL CORP.


                               By:       /s/ C. L. Haslam
                                  ----------------------------------------
                               Its:       Chairman of the Board and Chief
                                          Executive Officer


                               WESINVEST PARTNERS, L.P.


                               By: General Partner Wesinvest Inc.

                               Its: President /s/ Michael B. Leonard
                                    --------------------------------------

                               MANAGEMENT STOCKHOLDERS'
                               SIGNATURES START ON NEXT PAGE

/s/ Gordon B. Bakken                          /s/ David D. Edwards
-----------------------------                 -----------------------------
Gordon B. Bakken                              David D. Edwards


Hans B. Bausch and Carmelita                  Robert B. Everleigh and Frances
M. Bausch, Joint Tenants with                 C. Everleigh, Joint Tenants with
Right of Survivorship                         Right of Survivorship


By:/s/ Hans B. Bausch                         By: /s/ Robert B. Everleigh
  -----------------------------                 -----------------------------

/s/ Harold D. Bradley
-----------------------------                  /s/ James Foglietta
Harold D. Bradley                             -----------------------------
                                              James Foglietta

/s/ David Brown
-----------------------------                  /s/ Ronald E. Giuntini
David Brown                                   -----------------------------
                                              Ronald E. Giuntini
/s/ Javier Santa Cruz, Jr.
-----------------------------
Javier Santa Cruz, Jr.                        /s/ Constantine Glaretas
                                              -----------------------------
                                              Constantine Glaretas
/s/ Harry P. Dansforth
-----------------------------
Harry P. Dansforth                            /s/ Alan Gormley
                                              -----------------------------
                                              Alan Gormley
 /s/ Domenico M. DeLucchi
-----------------------------
Domenico M. DeLucchi                          /s/ George E. Hauer
                                              -----------------------------
                                              George E. Hauer
 /s/ David F. Dougherty
-----------------------------
David F. Dougherty                             /s/ Joseph T. Hazeltine
                                              -----------------------------
                                              Joseph T. Hazeltine



Signature Page to
Amended and Restated
Stockholders' Agreement
                                       30

John R. Herring and Doris J.                 /s/ Herschel D. Jordan
Herring, Trustees of the                     --------------------------------
Herring Family Trust Dated                   Herschel D. Jordan
October 10, 1992

                                             /s/ John P. King
By: /s/ John R. Herring                      --------------------------------
   -----------------------------             John P. King

/s/ Keith Hightower
--------------------------------             /s/ Gary Krasnianski
Keith Hightower                              --------------------------------
                                             Gary Krasnianski
/s/ William W. Holbrook
--------------------------------
William W. Holbrook                          Gary Krasnianski and Cathy
                                             Krasnianski, Community Property

/s/ Robert R. Houser
--------------------------------             By: /s/ Gary Krasnianski
Robert R. Houser                                -----------------------------


Robert R. Houser and Donna                   /s/ Marilyn L. Kuhn
J. Houser, Community Property                --------------------------------
                                             Marilyn L. Kuhn

By: /s/ Robert R. Houser
   -----------------------------              /s/ John E. Lindsey
                                             --------------------------------
                                             John E. Lindsey
/s/ Dennis D. Hubbard
--------------------------------             /s/ Donald MacKenzie
Dennis D. Hubbard                            --------------------------------
                                             Donald MacKenzie

/s/ Sherwyn D. Hyten
--------------------------------             /s/ Mehdi Navid
Sherwyn D. Hyten                             --------------------------------
                                             Mehdi Navid

/s/ John A. Iacobucci
--------------------------------
John A. Iacobucci



Signature Page to
Amended and Restated
Stockholders' Agreement
                                       31

Mehdi Navid and Farzaneh Navid,              Simon Shih and Evelyn
Joint Tenants with Right of                  Chiang Shih,
Survivorship                                 Community Property


By: /s/ Mehdi Navid                          By:  /s/ Simon Shih
   ----------------------------                 ----------------------------


/s/ Robert L. Porter                         /s/ John J. Shimada
-------------------------------              -------------------------------
Robert L. Porter                             John J. Shimada


Robert A. Rieth and Katherine A.             John J. Shimada and Loraine
Rieth, Co-Trustees of the                    S. Shimada, Joint Tenants
Rieth Living Trust                           with Right of Survivorship
UA DTD 8/29/96

                                             By: /s/ John J. Shimada
By: /s/ Robert E. Rieth                         ----------------------------
   ----------------------------

                                             /s/ Donald E. Smith
/s/ Richard E. Rupert                        -------------------------------
-------------------------------              Donald E. Smith
Richard E. Rupert

Richard E. Rupert and Barbara                /s/ Drexel L. Smith
G. Rupert, Community Property                -------------------------------
                                             Drexel L. Smith

By: /s/ Richard E. Rupert
   ----------------------------              Drexel L. Smith and Jacqueline
                                             L. Smith, Joint Tenants
/s/ Roy M. Scates
-------------------------------
Roy M. Scates                                By: /s/ Drexel L. Smith
                                                ----------------------------

/s/ Simon Shih
-------------------------------              /s/ Edward W. Smith
Simon Shih                                   -------------------------------
                                             Edward W. Smith


Signature Page to
Amended and Restated
Stockholders' Agreement
                                       32

/s/ L. Craig Smith                         /s/ John J. Wood
-------------------------------            -------------------------------
L. Craig Smith                             John J. Wood


/s/ Rick D. Smith                          /s/ F. Stephen Wyle
-------------------------------            -------------------------------
Rick D. Smith                              F. Stephen Wyle


Rick D. Smith and Karen K. Smith,          F. Stephen Wyle and Deborah S.
Joint Tenants with Right of                Wyle, Community Property
Survivorship

                                           By: /s/ F. Stephen Wyle
By: /s/ Rick D. Smith                         ----------------------------
   ----------------------------

/s/ Hillard Sorey                          /s/ Constantinos D. Yiakas
-------------------------------            -------------------------------
Hillard Sorey                              Constantinos D. Yiakas

John R. Stearns and Helen M.               Constantinos D. Yiakas and Argyro
Stearns, as Trustees under                 Yiakas, Community Property
Stearns (John R. and Helen M.)
October 13, 1987 Family Trust
                                           By: /s/ Constantinos D. Yiakas
                                              ----------------------------
By: /s/ John R. Stearns
   ----------------------------


/s/ Claude Thibault
-------------------------------
Claude Thibault

WESINVEST PARTNERS, L.P.


By: General Partner Wesinvest Inc.

Its: President /s/ Michael B. Leonard
     --------------------------------


Signature Page to
Amended and Restated
Stockholders' Agreement

                                       33